UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2015

FRESH HEALTHY VENDING INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-177305	45-2511250
(Commission File Number)	(IRS Employer Identification No.)

2620 Financial Court, Suite 100, San Diego, California 92117
(Address of Principal Executive Offices)

858-210-4200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
       ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
       ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
       ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 1, 2015, the Board of Directors of Fresh Healthy Vending International, Inc. ("the Company") accepted the resignation of Alex Kennedy from the Board of Directors of the Company and her position as Secretary of the Company, as well as her position as Director of Franchise Development of the Company’s subsidiary, Fresh Healthy Vending LLC (“FHV LLC”).  The Board determined not to name a new director to replace Ms. Kennedy. Arthur Budman, a director and the Company’s Chief Executive Officer and Chief Financial Officer was named the Secretary of the Company.  Glenn Rogers was named FHV LLC’s Director of Franchise Development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2015

Fresh Healthy Vending International, Inc.

/s/ ARTHUR S. BUDMAN
By: Arthur S. Budman
Chief Executive Officer and Chief Financial Officer

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